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_______________________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 31, 2001



                Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.)
               (Exact Name of Registrant as Specified in Charter)



         Georgia                        000-21486                58-2037452
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)



                                3804 Roswell Road
                             Atlanta, Georgia 30350
                    (Address of Principal Executive Offices)

                                 (770) 751-3321
              (Registrant's telephone number, including area code)





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Item 2.  Acquisition or Disposition of Assets.

         On October 31, 2001, Hurry, Inc. (f/k/a Harry's Farmers Market, Inc.) (the "Company") completed the sale of substantially all of its assets to Whole Foods Market Group, Inc. ("Whole Foods"), a wholly-owned subsidiary of Whole Foods Market, Inc., pursuant to the terms of an Asset Purchase Agreement dated as of August 9, 2001 (the "Agreement"). Pursuant to the Agreement, the Company sold its three megastores and support facilities to Whole Foods for a cash purchase price of $35,000,000, subject to certain post-closing adjustments. In addition to the Company's three megastores and related real estate, Whole Foods purchased the Company's intellectual property, distribution center, commissary kitchen, bakery and office facilities. In connection with the transaction, Whole Foods assumed certain specified liabilities of the Company. The Company retained all other assets, including its Harry's In A Hurry stores, and related liabilities.

         In connection with the closing of the transaction, the Company entered into a License Agreement with Whole Foods pursuant to which it received a fully paid, royalty free license to use the "Harry's In A Hurry" name and related trademarks, as well as other intellectual property involved in the operation of the Harry's In A Hurry stores. In addition, the Company entered into a Supply Agreement with Whole Foods, whereby Whole Foods agreed to supply the Harry's In A Hurry stores with products for up to three years.

         At the time of the closing, Whole Foods deposited $1,000,000 of the purchase price into escrow for: (i) any indemnification claims that may arise against the Company under the terms of the Agreement; (ii) repayment of a post-closing purchase price adjustment based on the net working capital of the purchased assets and (iii) real estate prorations if not otherwise paid in accordance with the terms of the Agreement. The escrow will terminate October 31, 2002, unless any unsettled claims remain pending at that time. Any indemnification claims by the Company or purchase price adjustments in favor of the Company will be paid directly by Whole Foods.

         The Company used approximately $23,000,000 of the cash proceeds to pay off and retire its credit facility with Back Bay Capital Funding, LLC. In addition, the Company used a portion of the proceeds to pay off certain corporate liabilities and transaction expenses. The Company intends to make a distribution to its shareholders as of a record date to be announced and in an amount to be determined by the Company's Board of Directors. The balance of the funds will be used for expenses involved with the ongoing operations of the Harry's In A Hurry stores and to optimize opportunities related to those stores.

         In connection with the above-described transaction, Harry A. Blazer, the Company's President, Chief Executive Officer and Chairman of the Board of Directors, entered into a Consulting and Non-Competition Agreement with Whole Foods. Mr. Blazer will act as a consultant to Whole Foods for a period of five years. During the five-year period, Mr. Blazer must be available to assist Whole Foods in the integration of the

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purchased assets for no more than ten hours per week and no more than a total of
500 hours in the first year, 400 hours in the second year, 300 hours in the third year, 200 hours in the fourth year and 100 hours in the fifth year. In addition, during the five-year period, Mr. Blazer agreed to not compete directly or indirectly against the interests of Whole Foods in the ownership or operation of similar retail entities within 30 miles of any existing Whole Foods Market store and in metropolitan areas that Whole Foods Market presently has locations or intends to enter. In addition to other exceptions, Mr. Blazer is permitted to continue managing the operations of the Harry's In A Hurry stores. As compensation for these agreements, Whole Foods will pay Mr. Blazer $250,000 per year during the five-year term of the Consulting and Non-Competition Agreement.

Item 5.  Other Events.

     On October 31, 2001, Harry's Farmers Market, Inc. changed its name to Hurry, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  The pro forma financial information required to be filed by
              Article 11 of Regulation S-X is being prepared but is not yet available. The pro forma financial information required by Item 7(b) will be filed with the Commission as an amendment to this report under cover of Form 8-K/A on or before January 14, 2002.

         (c)  Exhibits:

      Exhibit No.      Description
      -----------      -----------
         2.1 Asset Purchase Agreement, dated as of August 9, 2001, by and among the Company, Karalea, Inc. Marthasville Trading Company, and Whole Foods (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

         4.1 Voting Agreement, dated as of August 9, 2001, by and between Whole Foods and Harry A. Blazer (incorporated by reference to the Company's Form 8-K filed August 14, 2001).


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         10.1 Guaranty Agreement, dated as of August 9, 2001, by Whole Foods
              Market, Inc., the Company and Harry A. Blazer (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

         10.2 License Agreement, dated as of October 31, 2001, by and between the Company and Whole Foods Market IP, Inc.

         10.3 Supply Agreement, dated as of October 31, 2001, by and between the Company and Whole Foods.

         99.1 Press Release dated October 31, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HURRY, INC.
                                      (Registrant)


Date:  November 6, 2001               By:  /s/ Harry A. Blazer
                                           -----------------------------------
                                           Name:  Harry A. Blazer
                                           Title: Chairman, President and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

      Exhibit No.     Description
      -----------     -----------
         2.1 Asset Purchase Agreement, dated as of August 9, 2001, by and among the Company, Karalea, Inc. Marthasville Trading Company, and Whole Foods (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

         4.1 Voting Agreement, dated as of August 9, 2001, by and between Whole Foods and Harry A. Blazer (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

         10.1 Guaranty Agreement, dated as of August 9, 2001, by Whole Foods Market, Inc., the Company and Harry A. Blazer (incorporated by reference to the Company's Form 8-K filed August 14, 2001).

         10.2 License Agreement, dated as of October 31, 2001, by and between the Company and Whole Foods Market IP, Inc.

         10.3 Supply Agreement, dated as of October 31, 2001, by and between the Company and Whole Foods.

         99.1 Press Release dated October 31, 2001



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